UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2003

PARTY CITY CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware	0-27826	22-3033692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ	07866
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 983-0888

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1	Press Release issued by Party City Corporation, dated October 9, 2003, regarding first quarter sales results.

Item 12. Results of Operations and Financial Condition

     On October 9, 2003, Party City Corporation (the “Company”) announced its sales results for the first fiscal quarter ended September 27, 2003.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY CORPORATION

	By:	/s/ Linda M. Siluk

	Name:	Linda M. Siluk
	Title:	Chief Financial Officer
Date: October 9, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by Party City Corporation, dated October 9, 2003, regarding first quarter sales results.